                                                                     EXHIBIT 4.1

          NUMBER                                           SHARES
            C0

          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

                               CNB BANCORP, INC.

                     10,000,000 SHARES PAR VALUE $.01 EACH
                                 COMMON STOCK

                                                             See Reverse for
                                                             Certain Definitions

This is to Certify that ________________________________________ is the owner of

________________________________________________________________________________
            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                               CNB BANCORP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


_________________________                          _________________________
                SECRETARY                                          PRESIDENT

             (Copyright) 1999 CORPEX BANKNOTE CO., BAY SHORE, N.Y.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common               UNIF TRANSFERS MIN ACT-_______Custodian______
                                                                   (Cust)          (Minor)
TEN ENT -as tenants by the entireties       under Uniform Transfers to Minors
                                            Act___________________________________
JT TEN  -as joint tenants with right of                    (State)
         survivorship and not as tenants
         in common
         Additional abbreviations may also be used though not in the above list

For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated ___________________  _______

            In presence of      ____________________________________

________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.